QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 13, 2019, in the Registration Statement (Form S-1) and related Prospectus of Proteon Therapeutics, Inc. for the registration of its common stock.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 14, 2019

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm